Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition $ in Thousands	Sep. 02, 2020 USD ($)
Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Abstract]
Net assets	$ 1,051
Intangible assets, net	2,616
Goodwill	4,047
Total assets acquired	$ 7,714